Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Amendment No. 1 to the Annual Report on Form 10-K of Harris Interactive Inc. (the “Company”) for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory T. Novak, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ GREGORY T. NOVAK

Gregory T. Novak
President and Chief Executive Officer
Dated: September 22, 2005

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